UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 20, 2019

AMERICAN TOWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

116 Huntington Avenue
Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMT	New York Stock Exchange
1.375% Senior Notes due 2025	AMT 25A	New York Stock Exchange
1.950% Senior Notes due 2026	AMT 26B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01    Entry into a Material Definitive Agreement.
On December 20, 2019, American Tower Corporation (the “Company”) entered into three separate amendment agreements (each an “Amendment” and collectively, the “Amendments”) to amend and restate the agreements for each of its (i) multicurrency senior unsecured revolving credit facility entered into in June 2013 with Toronto Dominion (Texas) LLC (“TD”) as Administrative Agent (as defined therein), as amended (the “2013 Credit Facility”), (ii) senior unsecured revolving credit facility entered into in January 2012 and amended and restated in September 2014 with TD as Administrative Agent (as defined therein), as further amended (the “2014 Credit Facility”) and (iii) unsecured term loan entered into in October 2013 with Mizuho Bank, Ltd. as Administrative Agent (as defined therein), as amended (the “2013 Term Loan,” and, collectively with the 2013 Credit Facility and the 2014 Credit Facility, the “Loans”).

The Amendments to the 2013 Credit Facility, the 2014 Credit Facility and the 2013 Term Loan, among other things, (i) extend the maturity dates by one year to June 28, 2023, January 31, 2025 and January 31, 2025, respectively, (ii) increase the commitments under each of the 2013 Credit Facility and the 2014 Credit Facility to $3.0 billion and $2.25 billion, respectively, (iii) increase the maximum Revolving Loan Commitments, after giving effect to any Incremental Commitments (each as defined in the loan agreements for each of the 2013 Credit Facility and the 2014 Credit Facility) to $5.0 billion and $3.75 billion under the 2013 Credit Facility and the 2014 Credit Facility, respectively, (iv) increase the maximum Commitments, after giving effect to any Incremental Commitments (each as defined in the loan agreement for the 2013 Term Loan) to $2.25 billion under the 2013 Term Loan and (v) remove the Interest Coverage Ratio financial covenant as defined in each of the Loans.

Except as described above, all of the other material terms of the Loans remain in full force and effect.

The foregoing description is only a summary of certain provisions of the Amendments and is qualified in its entirety by the terms of the Amendments, copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Please refer to the discussion under Item 1.01 above, which is incorporated under this Item 2.03 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date:	December 20, 2019	By:	/s/ Thomas A. Bartlett
Thomas A. Bartlett
Executive Vice President and Chief Financial Officer